EXHIBIT 99.1
FIRST NATIONAL PAY-PER-VIEW
 AND VIDEO ON-DEMAND
 PLATFORM IN CHINA

YOU On Demand

Safe Harbor Statement
YOU On Demand

This presentation contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. These forward-
looking statements are based on current expectations or beliefs, including, but not limited to, statements concerning the company’s operations and financial performance and condition. For this purpose, statements that are not statements of historical fact may be deemed to be forward-looking statements. The Company cautions that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors beyond the control of YOU On
Demand.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Additional factors that could cause YOU On Demands’ results to differ materially from those described in the forward-looking statements can be found in filings that the Company makes with the U.S. Securities and
Exchange Commission. The information set forth herein speaks only as of the date hereof, and YOU On Demand disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.

• YOU On Demand is the first national Pay-Per-View and
Video On Demand platform in China
• Offering high quality movies to television viewers across
China through its Near Video On Demand (NVOD), Video On
Demand (VOD), Subscription Video on Demand (SVOD),
and Pay Channel services
• Strategic alliances with leading media operators including
CCTV-6, CHC and CITIC Research
• Comprehensive end-to-end content and exclusive billing
solutions
• Highly experienced management team in Cable,
Television, Media and Telecom
YOU On Demand

Company Overview
Selected Financials (CBBD.OB)
Current Price (2/04/2011)	$0.07
Shares Outstanding	833.0M
Public Float	271.0M
Market Cap	$58.3M

Weicheng Liu
Kevin Xin
Shane McMahon
Ben Long
• Chairman and CEO, YOU On Demand Holdings, Inc.
• Former Executive Vice President of Global Media at World Wrestling Entertainment
• Launched the WWE brand internationally in over 145 countries and 23 languages
• Managed international TV production and distribution, Pay-Per-View & live event bookings, marketing
 & advertising sales, digital media, consumer products & licensing, publishing and home video
• CEO, YOU On Demand, China
• 20 years in telecom and networking fields
• Senior positions with Nortel, TCSI, DSET, TollBridge
• Co-Founder and CEO of Codent Networks Inc., UBQNet, Agtech Media
• Holds Ph.D. in system engineering (Waterloo), M.Sc. (Jiaotong), B.Sc. (Tsinghua)
• President, YOU On Demand, China
• 12 years in digital broadcasting and interactive TV field
• Former CTO of DVN Holdings (HK0500)
• Former CEO of CITIC Research
• Vice President, YOU On Demand, China
• 20 years in Media, Internet and IPTV fields
• Former VP and Chief Editor of BesTV, the largest IPTV operator in China
• Former VP and Chief Editor of 21CN.com, the largest internet portal in southern China;
 Former Chief Editor of Jinan Evening News
YOU On Demand

Highly Experienced Management Team
in Cable, TV, Media and Telecom

Population: 1.3 Billion
Largest country by population
• Total Households (HH): 442M
• TV Households (TVHH): 414M (94%)
• Cable TV HHs: 178M
• Digital HHs: 83M
• Internet Homes: 384M
• Mobile Users: 750M
• Literacy: 90%
YOU On Demand

Geography
3rd largest country by area
• Municipalities: 4
 (Beijing, Shanghai,
 Tianjin, Chongqing)
• Provinces: 28
 (including Taiwan)
• Bureau Cities: 283
• Small Cities: 374
• Towns: 1,636
Country and TV Profile
Economy
• Annual GDP Growth: 8.7%
• GDP Per Capita (PPP):
 $6,100
• Recently passed Japan
 as 2nd largest economy
 in the world (GDP), behind
 the United States

- Double digit growth and more digital TV households than the rest of Asia combined

- Subscription contributes $6 billion

Digital TV
Cable TV
250
200
150
100
50
0
27 151
47 161
63 171
83 178
107 184
134 189
158 194
180 198
202 202
205 205
208 208
210 210
213 213
215 215
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: Media Partners Asia

Cable TV
• China is the largest cable TV market worldwide
 with 178 million cable TV households
• China still has large ARPU growth opportunity with
 average monthly subscription fee per user is
 $3.00, equivalent to 0.4% of average household
 income, as compared with that of 1.5% in the U.S.
• Premium content still missing from market and a
 key opportunity for ARPU growth
• Revenue: Total cable TV revenue over $10 billion
Digital TV
• China targets completion of full digital migration by
 2015 by government mandate
• Digital cable TV households will grow 20% year-
 over-year in 2011 and 2012
• China’s Next Generation Broadcasting Initiative
 (NGB) expected to power 215 million digital cable
 customers with High Definition, Internet and two-
 way interactive services capability by 2020
The Largest Market in the World Has an
Untapped Potential Premium Content
Cable and Digital TV in China
Millions of users
YOU On Demand

United States
China
250
200
150
100
50
0
86
83
90
107
94
134
97
158
100
180
102
202
2010
2011
2012
2013
2014
2015

China Will Be 2X the Size of
the United States in Digital HH by 2015
Digital TV in China and US
Millions of digital households
Source: Media Partners Asia.
 Cable data: SNL Kagan “Cable TV Projections 2009 -2020” report 7/28/10.
 DBS data: SNL Kagan “U.S. DBS Industry Subscriber Projections” report 8/26/10.
 Telco data: SNL Kagan “Telco Video Projections 2009 -2020” report 6/21/10.
YOU On Demand

• Increasing middle class resulting in greater
 disposable income and demand for entertainment
 (e.g., movies, concerts, sporting events)
• Consumers paying $4.00 for Starbucks coffee
• Only 20 foreign films allowed into China each year
 for theatrical release
• Box office receipts projected to exceed $1.5 billion in
 2011
• Consumer paying up to $10 for single movie ticket
• Flat screen TV sales exploding—LCD TVs expected
 to grow to over 40M
YOU On Demand

Demand for Premium Content

60
40
20
0
3
11
30
60
2010
2011
2012
2013
Size of TWC
Size of Comcast
Size of Comcast, DirecTV and Dish

MSO Target List
Cable TV User Coverage
Millions
Size of
Cablevision
YOU On Demand

ON DEMAND
Email
user@mail.com
Password
****
Sign In
Not a member?
Visit you.com to sign up
Forgot your password?

• YOD owns the proprietary technology that bridges
 the cable networks control access with mobile
 operators billing system
• Remote control-like ordering at anytime or anyplace
• Seamless integration with the On Demand platform
• Efficiency in payment collections with unique real
 time money collection
• Supports flexible transactional options
• Available for all payment options, including credit
 cards and telephone billing
• Web-based interface
• Pre-paid cards
• Consumer data is captured and stored for
 promotional opportunities
We Have Solved the Billing Issue
YOU On Demand

YOU ON DEMAND

CCTV 6
中央电视台

CHC

中国中信集团公司
CITIC Group

CCTV-6
• CCTV-6 self-censorship board available to its affiliates CHC & YOU On
 Demand (as well as CCTV-6)
• National China movie channel
• Largest movie library in China
• Covers over 400 million households and reaches over 1.24 billion viewers
CHC
• National Pay movie arm of CCTV-6
• Covers over 50 Million cable homes

CITIC Research
• Cable technology arm of CITIC Group
• Largest owner of cable assets
• Service delivery platform for open virtual network
• Full access to CITIC research for continued R&D
YOU On Demand

Strategic Partners

Government Approval

YOU On Demand has an exclusive 20-year joint venture with CCTV-6 and China Home Cinema (CHC) to become the first national Pay-Per-
View and Video On Demand platform in China (PRC). YOU On
Demand will operate under a national government license obtained by
CCTV-6 and CHC to serve as their exclusive agent in the PRC, for operating and marketing Video On Demand (VOD), Pay-Per-View
(PPV), Subscription Video On Demand (SVOD) and Near Video On
Demand (NVOD), and related Value Added Services (VAS).
YOU On Demand

SANDRA BULLOCK
THE BLIND SIDE
AVATAR
TWO-DISC SPECIAL EDITION
the twilight saga
new moon

• Chinese government to support anti-piracy
 enforcement
• State Press & Publishing Administration has
 indicated increased willingness to pursue cases
 of copyright infringement
• Dedicated staff to eliminate illegal use of our
 partner’s content
• Government crackdown on piracy: in 2009 CCTV-
 6 filed 10 lawsuits against top channels in China
 and won every case
• The Motion Picture industry loses billions of dollars
 annually to pirated DVDs in China

YOU On Demand

Significant Piracy Issues:
Copyright Crackdown

ON DEMAND

Content

CINEMA	EVENTS	SPORTS	MUSIC	ENTERTAINMENT

Platform

The Future of YOU
Any Content, Any Platform
YOU On Demand

- Marketing & Promotion to increase brand awareness and buy-rate

• Currently pilot testing in 3 million homes in China
• Access to premium content
• Growth in subscriber base through rapid digital conversion of cable television
• The continuation to build state-of-the-art delivery network infrastructure
• Leveraging our national license in the PRC
• Revenue diversification to increase content offerings
 - Sports
 - Events
 - Entertainment
 - Music
• Additional platform offerings
 - IPTV/Online
 - Mobile
 - Hotels
 - Airlines
• Other lines of business
 - Magazines
 - Research and Data
 - Linear Entertainment shows
Growth Strategy
YOU On Demand

Common Stock Equivalent	Shares	Fully Diluted	Common %	Fully Diluted %
	562.5M	658.6M	67.5%	70.9%
	270.9M	270.9M	32.5%	29.1%
	833.4M	**929.5M**	**100.0%**	**100.0%**

Capital Structure

Insider Shares
Public Float

YOU On Demand

Ticker	Market Cap	TTM	2011E	TTM	2011E	Profit Margin

Comparable Company Analysis
YOU On Demand

Name		Stock Price		Enterprise Value ($mm)	EV/EBITDA		P/E		EV/Sales		EPS			EBITDA Margin
							TTM	2011E			TTM	2011E
Netflix	NFLX	184.09	9.4B	9,349.55	40.70x	20.50x	67.87x	95.22x	4.65x	3.20x	1.98	3.85	6.9%	14.8%
YouKu.com Inc.	YOKU	38.15	4.1B	4,204.04	NM	NM	NM	NM	96.64x	NM	-1.35	0.00	-118.7%	-38.9%
KIT Digital	KITD	16.27	544M	501.62	27.40x	14.50x	59.80x	24.70x	5.95x	3.60x	-3.03	0.67	-42.2%	13.0%
KU6 Media Company Ltd	KUTV	4.77	153M	111.60	NM	NM	NM	NM	7.28x	NM	NM	NM	NM	NM

				Mean	34.05x	17.50x	63.83x	59.96x	28.63x	3.40x	-0.80x	1.50x	-51.3%	-3.7%
				Median	34.05x	17.50x	63.83x	59.96x	6.62x	3.40x	-1.35x	0.67x	-42.2%	13.0%

• Positioned as the first national PPV and
 VOD service provider
• Strategic Alliances with leading operators in
 U.S. and China
• Trading at a significant discount to industry
 peers
• Tremendous market opportunity to invest in
 China’s media landscape
• NASDAQ listing in 2011
Investment Highlights

YOU On Demand

A JOURNEY OF A THOUSAND MILES
 BEGINS WITH A SINGLE STEP
千里之行，始於足下
 – Lao-tzu
YOU On Demand

Contact Information
YOU On Demand, NYC
212-206-1216
ir@YOUOnDemandChina.com
www.YOUOnDemandChina.com
YOU On Demand

Thank You!